UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Zhongpin Inc.
(Name of Registrant as Specified in Its Charter)

(Name(s) of Person Filing Proxy Statement, if Other than Registrant)

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Zhongpin Inc.
21 Changshe Road
Changge City, Henan Province
People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON THURSDAY, JUNE 26, 2008

May 12, 2008

To the stockholders of Zhongpin Inc.:

Notice is hereby given that the annual meeting of stockholders of Zhongpin Inc., a Delaware corporation, will be held at our representative offices located at Room 605A, Tower A, Raycom Info Tech Park, No. 2 Kexueyuan South Road, Haidian District, Beijing, People’s Republic of China 100190 on Thursday, June 26, 2008 at 10:00 A.M., local time, for the following purposes:

1.	To elect five directors to our board of directors for the next year and until their successors are elected;

2.	To approve and ratify an amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the number of shares of our common stock issuable thereunder by 700,000 shares;

3.	To ratify the appointment of BDO Shenzhen Dahua Tiancheng CPAs, independent registered public accountants, as our independent auditors for our fiscal year ending December 31, 2008; and

4.	To consider and act upon such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our board of directors has fixed the close of business on Monday, April 28, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

Whether or not you plan to attend the annual meeting, you should complete, sign, date and promptly return the enclosed proxy card to ensure that your shares will be represented at the meeting. If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

Sincerely,

Xianfu Zhu
Chairman of the Board

Zhongpin Inc.
21 Changshe Road
Changge City, Henan Province
People’s Republic of China

PROXY STATEMENT

Date, Time and Place of the Annual Meeting

This proxy statement is furnished to the stockholders of Zhongpin Inc. in connection with the solicitation, by order of our board of directors, of proxies to be voted at the annual meeting of stockholders to be held on Thursday, June 26, 2008 at 10:00 A.M., local time, at our representative offices located at Room 605A, Tower A, Raycom Info Tech Park, No. 2 Kexueyuan South Road, Haidian District, Beijing, People’s Republic of China 100190, and at any adjournment or adjournments thereof. The accompanying proxy is being solicited on behalf of our board of directors. We intend to release this proxy statement and the enclosed proxy card to our stockholders on or about Monday, May 12, 2008.

Purpose of the Annual Meeting

At the annual meeting, you will be asked to consider and vote upon the following matters:

1.	To elect five directors to our board of directors for the next year and until their successors are elected;

2.	To approve and ratify an amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the number of shares of our common stock issuable thereunder by 700,000 shares;

3.	To ratify the appointment of BDO Shenzhen Dahua Tiancheng CPAs, independent registered public accountants, as our independent auditors for our fiscal year ending December 31, 2008; and

4.	To consider and act upon such other business as may properly come before the meeting.

Voting and Revocation of Proxies; Adjournment

All of our voting securities represented by valid proxies, unless the stockholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein, FOR the proposal to amend our Amended and Restated 2006 Equity Incentive Plan, FOR the ratification of BDO Shenzhen Dahua Tiancheng CPAs as our independent auditors and at the discretion of the proxy holders on any other matters that may properly come before the annual meeting. Except as set forth above, our board of directors does not know of any matters to be considered at the annual meeting.

If a stockholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any stockholder has the power to revoke such stockholder’s proxy at any time before it is voted. A stockholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

As of April 28, 2008, we had a total of 26,274,470 shares of common stock outstanding and 3,125,000 shares of Series A convertible preferred stock outstanding. Each outstanding share of our Series A convertible preferred stock entitles the holder to one vote on all matters presented to the stockholders for a vote. A plurality of the votes cast at the annual meeting by the stockholders entitled to vote in the election is required to elect the director nominees and a majority of the votes cast by the stockholders entitled to vote at the annual meeting is required to approve the amendment to our Amended and Restated 2006 Equity Incentive Plan and to take any other action, including the approval of our independent auditors. For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called “broker non-votes”), those shares will not be included in the vote totals and, therefore, will also have the same effect as a negative vote. Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy at the annual meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments. Under Delaware law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

Solicitation

The solicitation of proxies pursuant to this proxy statement will be primarily by mail. In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to our directors, officers or other employees for such services. We will bear the cost of the solicitation of proxies related to the annual meeting.

Quorum and Voting Rights

Our board of directors has fixed Monday, April 28, 2008, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Holders of record of shares of our common stock and Series A convertible preferred stock at the close of business on the record date will be entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding voting securities entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth, as of April 1, 2008, the names, addresses and number of shares of our common stock beneficially owned by all persons known to us to be beneficial owners of more than 5% of the outstanding shares of our common stock, and the names and number of shares beneficially owned by all of our directors and all of our executive officers and directors as a group (except as indicated, each beneficial owner listed exercises sole voting power and sole dispositive power over the shares beneficially owned). As of April 1, 2008, we had a total of 26,274,470 shares of common stock outstanding.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership(1)		Percent of Common Stock Outstanding(2)
Xianfu Zhu c/o Zhongpin Inc. 21 Changshe Road Changge City, Henan Province
The People’s Republic of China	6,367,506	(3)	24.2%

Entities and/or persons having securities managed by Barry M. Kitt 4965 Preston Park Blvd Suite 240
Plano, TX 75093	3,646,294	(4)	13.9%

Chaoyang Liu	619,874	(5)	2.4%

Baoke Ben	838,125	(6)	3.2%

Yuanmei Ma	—	(7)	—

Min Chen	—		—

Raymond Leal	—	(8)	—

Yaoguo Pan	—		—

All directors and executive officers as a group (seven persons)	7,825,505		29.8%

(1)
A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days (such as through exercise of stock options or warrants). Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

(2)
For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days after the date of this prospectus. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days after the date of this prospectus is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

(3)	Does not include 120,000 shares of common stock that are issuable upon exercise of unvested stock options granted to Mr. Zhu.

(4)
Pinnacle Advisers, L.P. (“Advisers”) is the general partner of The Pinnacle Fund, L.P. ("Pinnacle"), which owned 2,060,828 shares of our common stock. Pinnacle Fund Management, LLC ("Management") is the general partner of Advisers. Mr. Barry Kitt is the sole member of Management.  Mr. Kitt may be deemed to be the beneficial owner of the shares of  common stock beneficially owned by Pinnacle. Mr. Kitt expressly disclaims beneficial ownership of all shares of common stock beneficially owned by Pinnacle China.

Mr. Kitt is the manager of Kitt China Management, LLC (“China Manager”).  China Manager is the manger of Pinnacle China Management, LLC (“China Management”).  China Management is the general partner of Pinnacle China Advisers, L.P. (“China Advisers”).   China Advisers is the general partner of Pinnacle China Fund, L.P. ("Pinnacle China").  Pinnacle China is the owner of 1,579,466 shares of our common stock and shares of our Series A convertible preferred stock that are convertible into an aggregate of 1,450,000 shares of common stock.  The Series A convertible preferred stock contains provisions known as “exercise caps,” which prohibit the holder of the shares of Series A convertible preferred stock (and its affiliates) from converting such shares to the extent that giving effect to such conversion, such holder would beneficially own in excess of 9.999% of our outstanding common stock.  In the absence of such caps, Pinnacle China would have the right to fully convert the Series A convertible preferred stock issuable as a result thereof. This would result in Pinnacle China owning, if such conversion were to occur as of April 1, 2008 (and was based on the outstanding amount disclosed above as of April 1, 2008, in which case assuming conversion in full of the Series A convertible preferred stock owned by Pinnacle China, we would have a total of 27,724,470 shares of our common stock outstanding), 10.9% of our common stock. Mr. Kitt may be deemed to be a beneficial owner of the shares of common stock beneficially owned by Pinnacle China. Mr. Kitt expressly disclaims beneficial ownership of all shares of common stock beneficially owned by Pinnacle China.

An aggregate of 6,000 shares of our common stock are held by children of Mr. Kitt.  Mr. Kitt may be deemed to be the beneficial owner of the shares of  common stock beneficially owned by his children. Mr. Kitt expressly disclaims beneficial ownership of all shares of common stock beneficially owned by his children.

Each of Pinnacle and Pinnacle China expressly disclaim beneficial ownership of all shares of our common stock owned by the other as well as those shares owned by the children of Mr. Kitt.

In the absence of any “exercise caps” on the Series A convertible preferred stock owned by Pinnacle China, when aggregating all of the shares of our common stock issued or issuable to Mr. Kitt’s children, Pinnacle and Pinnacle China, respectively, Mr. Kitt could be deemed to own 5,096,294 shares of our common stock or 18.40% of the shares of our common stock outstanding. Mr. Kitt expressly disclaims beneficial ownership of all shares of our common stock beneficially owned by his children, Pinnacle and Pinnacle China, respectively.

(5)	Does not include 100,000 shares of common stock that are issuable upon the exercise of unvested stock options granted to Mr. Liu.

(6)	Does not include 100,000 shares of common stock that are issuable upon the exercise of unvested stock options granted to Mr. Ben.

(7)	Does not include 100,000 shares of common stock that are issuable upon the exercise of unvested stock options granted to Ms. Ma.

(8)	Does not include 30,000 shares of common stock that are issuable upon the exercise of unvested stock options granted to Mr. Leal.

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

ELECTION OF DIRECTORS
(Proxy Item 1)

Our amended and restated by-laws provide that the number of our directors shall be not more than seven nor less than two, as fixed from time to time in our by-laws or by our board of directors. The board currently consists of five members, all of whom are standing for re-election. The term of office of the directors is one year, expiring on the date of the next annual meeting, or when their respective successors shall have been elected and shall qualify, or upon their prior death, resignation or removal.

So long as the number of shares of our common stock issuable upon conversion of the outstanding shares of our Series A convertible preferred stock is greater than 10% of the number of our outstanding shares of common stock on a fully diluted basis, the holders of shares of our Series A convertible preferred stock, as a separate class, are entitled to elect one member of our board of directors. Any director elected by the holders of Series A convertible preferred stock may be removed without cause only by the affirmative vote of the holders of our Series A convertible preferred stock. The holders of our common stock and the holders of our Series A convertible preferred stock, voting together as a single class, are entitled to elect the balance of the total number of directors of our company. The holders of our Series A convertible preferred stock have not yet nominated or elected any person to serve on our board of directors.

Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees to our board of directors listed below to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although our directors have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our board of directors.

Director Nominees

The following table sets forth certain information regarding our director nominees, as furnished by the nominees as of April 1, 2008. All of the following individuals currently serve as directors of our company.

Name	Age	Principal Occupation for Past Five Years and Current Public Directorships or Trusteeships

Xianfu Zhu	45
Chairman of the Board and Chief Executive Officer of our company since January 2006; Chairman and Chief Executive Officer of our wholly-owned subsidiary and the predecessor to our company, Henan Zhongpin Food Share Co., Ltd. (“Henan Zhongpin”), since its inception in 1993.

Baoke Ben	45
Director since June 2007; Executive Vice President of our company since January 2006; Executive Vice President of Henan Zhongpin since July 2002 and Director of Technology of Henan Zhongpin from 1999 to July 2002.

Min Chen	51
Director since October 2007; Managing Director for Asia-Pacific for Kongsberg Driveline Systems, Inc., a manufacturer of automobile parts and products, since January 2008; Vice President of Corporate Business Development for Asia at Teleflex Inc., a diversified company with aerospace, automotive, marine, industrial and medical businesses, from 1996 to December 2007.

Raymond Leal	67
Director since June 2007; Adjunct Professor at Coastal Carolina University and Webster University since 1997; Financial Advisor to several regional investment banks based in Atlanta, Georgia from 1990 to June 2002.

Yaoguo Pan	52
Director since September 2007; Researcher at the Development Research Center, a policy research and consulting institution directly under the State Council of the People’s Republic of China, since 1990.

Vote Required

Assuming a quorum is present, a plurality of the votes cast at the annual meeting of stockholders by the stockholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.

Our board of directors recommends a vote FOR election of each of the nominees listed above.

DIRECTORS AND OFFICERS

Biographical information concerning our directors is set forth above under the caption “Election of Directors - Director Nominees.”

Our current executive officers are listed below.

Name	Age	Title
Xianfu Zhu	45	Chairman of the Board, Chief Executive Officer and President
Baoke Ben	45	Executive Vice President, Secretary and Director
Yuanmei Ma	37	Chief Financial Officer, Vice President and Treasurer
Chaoyang Liu	36	Vice President – Operations

All officers serve at the pleasure of our board of directors. There are no family relationships among any of our officers and directors.

Information regarding the principal occupations of Messrs. Zhu and Ben over the last five years is set forth above under the heading “Director Nominees.” Information regarding the principal occupations of our other executive officers over the past five years is set forth below.

Yuanmei Ma. Ms. Ma became our Vice President and Chief Financial Officer in January 2006 and has been a Vice President and Chief Financial Officer of Henan Zhongpin since September 2005. From October 2004 to September 2005, Ms. Ma was Senior Operations Manager, Investment Banking for Daton Securities Co., Ltd., an investment banking firm based in the People’s Republic of China. From March 2002 to September 2004, Ms. Ma was an Accounting Manager with Neotek International Corporation (USA), an automobile parts import and export company. From December 1998 to January 2002, Ms. Ma was an Operations Manager in the Asian Project Department for Trans-Pacific Venture Investment, Inc., a financial consulting firm based in the United States.

Chaoyang Liu. Mr. Liu became our Vice President - Operations in September 2007. Mr. Liu joined Henan Zhongpin in 1993 and has been responsible for several areas of its operations, including product distribution, market research and product improvement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities (“10% Stockholders”), to file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Stockholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended December 31, 2007, all Section 16(a) filing requirements applicable to our officers, directors and 10% stockholders were complied with, except as follows: Juanjuan Wang, Qinghe Wang and Jinyang Tang were each late in filing Initial Statements of Beneficial Ownership of Securities on Form 3 disclosing their stockholdings. Baoke Ben, Chaoyang Liu, Qinghe Wang, Juanjuan Wang, Jinyang Tang and Xianfu Zhu were each late in filing Statements of Changes of Beneficial Ownership on Form 4 disclosing stock options granted to them pursuant to our Amended and Restated 2006 Equity Incentive Plan. The delays in filing were due to administrative errors.

Board Meetings and Committees; Management Matters

Our board of directors held two meetings during the year ended December 31, 2007. Each director attended at least 75% of the board of directors and committee meetings of which he was a member during such time as he served as a director. From time to time, the members of our board of directors act by unanimous written consent in accordance with Delaware law. During the year ended December 31, 2007, our board of directors took action by unanimous written consent on 15 occasions. We do not have a formal policy regarding attendance by members of our board of directors at our annual meetings of stockholders, but we encourage all members of our board of directors to attend such meetings.

Our board of directors has a standing audit committee, nominating committee and compensation committee. Each of these committees was formed by our board of directors in 2007. Prior to that time, our entire board of directors was responsible for these functions.

Audit Committee. The Audit Committee, which currently is comprised of Messrs. Raymond Leal (chairman), Min Chen and Yaoguo Pan, was formed in October 2007 and met one time during 2007. During the year ended December 31, 2007, the Audit Committee also took action by unanimous written consent on one occasion. Each member of the Audit Committee is independent as defined in the listing standards of The NASDAQ Stock Market, Inc. (“Nasdaq”). The Audit Committee assists the board in overseeing (i) our accounting and financial reporting processes and principles, (ii) our disclosure controls and procedures and internal control over financial reporting designed to promote compliance with generally accepted accounting principles and applicable laws and regulations, (iii) the preparation, presentation and integrity of our financial statements, and (iv) the administration of an audit of our annual financial statements by our independent auditor in accordance with generally accepted accounting standards.

Compensation Committee. The Compensation Committee, which is currently comprised of Messrs. Pan (chairman), Leal and Chen, was formed in October 2007 and did not meet during 2007. However, the Compensation Committee took action by unanimous written consent one time during 2007. The purpose of the Compensation Committee is to assist the board in discharging its responsibilities related to compensation of our executive officers, to oversee all compensation programs involving the use of the our stock and to produce an annual report on executive compensation for inclusion in our proxy statement for our annual meeting of stockholders.

Nominating Committee. The Nominating Committee, which is currently comprised of Messrs. Chen (chairman), Leal and Pan, was formed in October 2007 and did not meet during 2007. The purpose of the Nominating Committee is to (i) identify individuals who are qualified to become members of our board of directors, (ii) select, or recommend that the board of directors select, director nominees to be presented for stockholder approval at the annual meeting, (iii) select, or recommend that the board of directors select, the composition of the committees of the board of directors and (iv) perform such other functions as the board of directors may from time to time request.

It is a policy of the Nominating Committee that candidates for director (i) be determined to have unquestionable integrity and honesty, (ii) have the ability to exercise sound, mature and independent business judgment that is in the best interests of the stockholders as a whole, (iii) have a background and experience in fields that will compliment the talents of the other members of our board of directors, (iv) have the willingness and capability to take the time to actively participate in board and committee meetings and related activities, (v) have the ability to work professionally and effectively with other members of our board of directors and our management, (vi) have the ability to remain on our board of directors long enough to make a meaningful contribution, and (vii) have no material relationships with competitors or other third parties that could create a reasonable likelihood of a conflict of interest or other legal issues.

When considering potential director nominees, the Nominating Committee also will consider the current composition of our board of directors and our evolving needs, including expertise, diversity and balance of inside, outside and independent directors. In compiling its list of possible candidates and considering their qualifications, the Nominating Committee will make its own inquiries, solicit input from other directors on our board of directors, and may consult or engage other sources, such as a professional search firm, if it deems appropriate.

The Nominating Committee will consider director candidates recommended by our stockholders provided the stockholders follow the procedures set forth below. The committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate is recommended by a stockholder or otherwise.

Stockholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to our board of directors at our 2009 annual meeting of stockholders may do so by submitting a written recommendation to the Nominating Committee, care of Zhongpin Inc. at 21 Changshe Road, Changge City, Henan Province, People’s Republic of China, Attention: Mr. Baoke Ben, in accordance with the procedures set forth below in this proxy statement under the heading “Stockholder Proposals.” For nominees for election to our board of directors proposed by stockholders to be considered, the following information concerning each nominee must be timely submitted in accordance with the required procedures:

•
The candidate’s name, age, business address, residence address, principal occupation or employment, the class and number of shares of our capital stock the candidate beneficially owns, a brief description of any direct or indirect relationships with us, and the other information that would be required in a proxy statement soliciting proxies for the election of the candidate as a director.

•	A signed consent of the nominee to being named as a nominee, to cooperate with reasonable background checks and personal interviews and to serve as a director, if elected; and

•
As to the stockholder proposing such nominee, that stockholder’s name and address, the class and number of shares of our capital stock the stockholder beneficially owns, a description of all arrangements or understandings between the stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made, a list of all other companies to which the stockholder has recommended the candidate for election as a director in that fiscal year, and a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the person named in its notice.

Stockholder Communications

Our board of directors has implemented a process for our stockholders to send communications to our board of directors. Any stockholder desiring to communicate with our board of directors, or with specific individual directors, may do so by writing to Mr. Baoke Ben, Corporate Secretary, at Zhongpin Inc., 21 Changshe Road, Changge City, Henan Province, People’s Republic of China. Our Corporate Secretary has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, our Corporate Secretary will submit a stockholder’s correspondence to our Chairman of the Board or to any specific director to whom the correspondence is directed.

Code of Ethics

We have adopted a code of business conduct and ethics for our directors, officers and employees, including our chief executive officer and chief financial officer. In addition, we have adopted a supplemental code of ethics for our financial executives and all employees in our accounting department. The text of our codes are posted on our Internet website at www.zpfood.com. We intend to disclose any changes in or waivers from our codes of ethics that are required to be publicly disclosed by posting such information on our website or by filing with the Commission a Current Report on Form 8-K.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our board of directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm, our compliance with legal and regulatory requirements and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee has reviewed and discussed our audited financial statements for the year ended December 31, 2007 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has also discussed with the independent registered public accounting firm the issue of its independence from us and our management. In addition, the Audit Committee has considered whether the provision of non-audit services by our independent registered public accounting firm in 2007 was compatible with maintaining our registered public accounting firm’s independence and has concluded that it was.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007.

Each of the members of the Audit Committee is independent as defined under the standards of the Commission and Nasdaq, and meets all other requirements of Nasdaq and of such rules of the Commission.

Respectfully submitted by the Audit Committee,
Raymond Leal, Chairman
Min Chen
Yaoguo Pan

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth, for the fiscal years indicated, all compensation awarded to, earned by or paid to Mr. Xianfu Zhu, our Chairman of the Board and Chief Executive Officer, and Ms. Yuanmei Ma, our Vice President and Chief Financial Officer. Mr. Zhu and Ms. Ma are our “Named Executive Officers.” None of our other executive officers had total compensation in excess of $100,000 during 2007.

Executive Officer
Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value Of Nonqualified Deferred Compensation Earnings ($)	All other Compensation ($)	Total ($)

Xianfu Zhu(2) Chairman and Chief Executive Officer	2007 2006	$120,000 113,333	— —	— —	$11,175 —	— —	— —	— —	$131,175 113,333

Yuanmei Ma(3) Chief Financial Officer	2007 2006	$90,000 73,335	— 20,000	— —	$49,532 —	— —	— —	— —	$139,532 93,335

(1)
Represents expense recognized with respect to stock options granted during 2007 in accordance with SFAS 123R. See Note 15 in Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for the relevant assumptions we used to determine the valuation of our stock option awards in 2007.

(2)	Mr. Zhu was elected our Chairman of the Board and Chief Executive Officer on January 30, 2006.

(3)	Ms. Ma was elected our Chief Financial Officer on January 30, 2006.

Compensation Disclosure and Analysis

Our executive compensation to date has been fairly simplistic and less structured than a more mature U.S.-based corporation. As most of our executive officers were founders of our principal operating subsidiary, their ownership in our company has driven their philosophy to provide modest salaries and no annual bonus. As a result, our management compensation primarily has been comprised of a cash base salary and, only recently and to a lesser degree, stock options. The amounts of such cash compensation were initially determined prior to our becoming a public company and, given the stock ownership of our senior management, were based upon our desire to balance the early stage of our development and our need to conserve working capital, on the one hand, and the economic needs of our management, on the other hand. Since we became publicly owned in January 2006, these considerations have continued to drive the appropriate amount and type of compensation we have paid our executives. However, in October 2007, as part of the process of listing our common stock on Nasdaq, our board of directors established the Compensation Committee to assist with the analysis and determination of the compensation structure for our executive officers. We expect that, in the future, the Compensation Committee will work with our Chief Executive Officer and other senior executives in determining management compensation.

Our Compensation Committee’s goals in regards to executive compensation are primarily to recruit, hire, retain, motivate and reward the most talented executives possible by providing annual, short-term and long-term compensation incentives to achieve our specified performance objectives, and to create long-term value for our stockholders. We intend in the future to align the interests of key executives with our stockholders by implementing compensation plans that tie a substantial portion of our executive’s overall compensation to key strategic, operational and financial goals, such as achievement of budgeted levels of revenues and EBITDA, and other non-financial goals that our board of directors may deem important.

Our Compensation Committee intends to adopt a more comprehensive approach to evaluating our management compensation on an annual basis. We expect that our board of directors and the Compensation Committee will evaluate individual executive performance with a goal at setting compensation at levels that will be based on their general business and industry knowledge and experience and that will be comparable with executives in other companies of similar size and stage of development, while taking into account our relative performance and our own strategic goals. We plan to conduct an annual review of the aggregate level of our executive compensation as part of the annual budget review and annual performance review processes, which we anticipate will include determining the operating metrics and non-financial elements used to measure our performance and to compensate our executive officers. This review is expected to be based on our knowledge of how other similarly-situated companies measure their executive performance and on the key operating metrics that are critical in our effort to increase the value of our company.

We are still in the process of reexamining the structure of our management compensation program. We are looking to the compensation programs of similarly-situated companies and are considering other factors, such as performance, length of service, peer evaluations, subjective and objective reviews and other factors. Historically, our compensation structure was based upon prevailing norms in the People's Republic of China (the “PRC”), where it is somewhat unusual for executive officers to make significantly more than middle management or executives of subsidiaries in the United States. However, we believe we are now in a position to compensate our executives in cash amounts that better reflect their efforts on behalf of our company and the progress our company has made in terms of revenue and earnings growth. Nevertheless, we believe the cash amounts we intend to pay to our executive officers in fiscal 2008 is significantly less than that paid to executives in the United States for companies of similar size and with similar revenues and profits. This reflects management’s concern over the fairness to our employees in the PRC and avoiding discrepancies between our executive pay and the pay of our middle management and other employees.

We also expect that in the future our management and the Compensation Committee will receive guidance from advisors and consultants in determining the best way to allocate total compensation between cash and equity-based compensation and on benchmarking our management compensation structure to a peer group of similarly-situated companies, while considering the balance between short-term and long-term incentives. We have not yet commenced the process of developing our peer group, which is expected to consist primarily of U.S.-based meat processing companies and other public companies with similar revenues. We also have considered retaining one or more compensation consultants to assist us with information regarding market data for executive compensation in similar industries and situations.

Consistent with our historical practices, the fiscal 2008 compensation for our executive officers was determined after due consideration of the input of our most senior management. In April 2008, the Compensation Committee met with such management and approved the following increases in the base salaries of the Named Executive Officers for fiscal 2008:

		2008 Increase		Base Salary
	2007 Base Salary	Amount	Percentage	Effective April 1, 2008
Xian Zhu	$120,000	$60,000	50.0%	$180,000
Yuanmei Ma	90,000	60,000	66.7	150,000

Stock-Based Compensation

The following table sets forth certain information with respect to grants of plan-based awards for the year ended December 31, 2007 to the Named Executive Officers.

Grants of Plan-Based Awards

								All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or
		Estimated Future Payouts Under			Estimated Future Payouts Under			Shares of	Securities	Base Price
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Stock or	Underlying	of Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards
Name	Date	($)	($)	($)	(#)	(#) (1)	($)(2)	(#)	(#)	($/Sh)
Xianfu Zhu	12/14/07	—	—	—	N/A	N/A	$719,795	—	—	$11.76
Yuanmei Ma	8/23/07	—	—	—	N/A	N/A	417,210	—	—	9.20

(1)	All options vest in three equal annual installments, beginning one year following the grant date.

(2)	Estimated future payout amount is calculated by using the Black-Scholes option pricing model.

The following table sets forth certain information with respect to the outstanding equity awards held by the Named Executive Officers at December 31, 2007.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Xianfu Zhu(1)	—	—	120,000	$11.76	12/14/12	—	—	—	—
Yuanmei Ma(2)	—	—	100,000	9.20	8/12/12	—	—	—	—

(1)
Mr. Zhu’s options have a term of five years and will vest over a three-year period, with 33.3% of the shares vesting on December 14, 2008, 33.3% of the shares vesting on December 14, 2009 and 33.4% of the shares vesting on December 14, 2010.

(2)
Ms. Ma’s options have a term of five years and will vest over a three-year period, with 33.3% of the shares vesting on August 23, 2008, 33.3% of the shares vesting on August 23, 2009 and 33.4% of the shares vesting on August 23, 2010.

Severance Benefits

Under the laws of the PRC, we must pay severance to all employees who are Chinese nationals and who are terminated without cause, terminate their employment with us for good reason, or whose employment agreement with us expires and with whom we choose not continue their employment.  The severance benefit required to be paid under the laws of the PRC equals the average monthly compensation paid to the terminated employee (including any bonuses or other payments made in the 12 months prior to the employee’s termination) multiplied by the number of years the employee has been employed with us, plus an additional month’s salary if 30 days’ prior notice of such termination has not been given.  However, if the average monthly compensation to be received by the terminated employee exceeds three times the average monthly salary of the employee’s local area, as determined and published by the local government, such average monthly compensation shall be capped at three times the average monthly salary of the employee’s local area.  None of our employees, including our executive officers, has any other agreement or arrangement under which he or she may be entitled to severance payments upon termination of employment.

Securities Authorized for Issuance Under Equity Compensation Plans

On January 30, 2006, our board of directors and stockholders adopted and approved, and on February 27, 2007 our board of directors and stockholders approved the amendment and restatement of, our Amended and Restated 2006 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan allows for awards of stock options, restricted stock grants and share appreciation rights for up to 1,800,000 shares of common stock. On April 21, 2008, the Compensation Committee of our board of directors approved an amendment to the Incentive Plan, subject to stockholders approval, for the purpose of increasing the authorized shares from 1,800,000 shares to 2,500,000 shares.

As of December 31, 2007, options to purchase 710,000 shares of common stock had been granted under the Incentive Plan. Options granted in the future under the Incentive Plan are within the discretion of our board of directors. The following table summarizes the number of shares of our common stock authorized for issuance under our equity compensation plans.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted- Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	710,000	$11.29	1,090,000

Equity compensation plans not approved by security holders	0	N/A	0

Total	710,000	$11.29	1,090,000

Board of Directors Compensation

Directors who are employees of our company or of any of our subsidiaries receive no additional compensation for serving on our board of directors or any of its committees. All directors who are not employees of our company or of any of our subsidiaries are compensated at the rate of $30,000 per year and are reimbursed for their expenses incurred in attending board and committee meetings.

The following table provides compensation information for all of our non-employee directors during 2007.

Director
Compensation Table

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Min Chen	$30,000		—	—		—	—	—	$30,000
Raymond Leal	45,000	(1)	—	$44,579	(2)	—	—	—	89,579
Yaoguo Pan	30,000		—	—		—	—	—	30,000

(1)	Mr. Leal receives $30,000 annual compensation for his service as a director and $15,000 for his service as chairman of the Audit Committee of our board of directors.

(2)
Mr. Leal was granted options to purchase 30,000 shares of common stock, at an exercise price of $9.20 per share, on August 23, 2007. The expense recognized for this grant was determined in accordance with SFAS 123R. See Note 15 in Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007 for the relevant assumptions we used to determine the valuation of our stock option awards in 2007.

Certain Relationships And Related Transactions

Our board of directors is committed to maintaining the highest legal and ethical obligations and recognizes that related party transactions can represent a heightened risk of potential or actual conflicts of interest. The charter of the Audit Committee of our board of directors requires that members of the Audit Committee, all of whom are independent directors, review, approve and publicly disclose related party transactions for which such approval is required under applicable law, including the rules of the Commission and of Nasdaq.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The following report has been submitted by the Compensation Committee of our board of directors:

The Compensation Committee of our board of directors has reviewed and discussed our Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in our definitive proxy statement on Schedule 14A for our 2008 annual meeting, which is incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2007, each as filed with the Commission.

Respectfully submitted,

Yaoguo Pan, Chairman
Min Chen
Raymond Leal

The foregoing Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this Compensation Committee report by reference therein.

Performance Graph

The following graph compares the cumulative total return on our common stock, the Nasdaq Composite Index and a peer group over the period commencing on February 28, 2006 (the first date on which there was any significant trading of our common stock following our acquisition of our existing business operations on January 30, 2006) and ending on December 31, 2007. The peer group is comprised of companies that are engaged in the production and sale of meat products (SIC Code 2011), and includes Diamond Ranch Foods Limited, Hormel Foods Corp. and Tysons Foods Inc.

The performance graph assumes the value of the investment in the common stock of each index was $100 and that all dividends were invested.

Comparison of Two-Year Cumulative Total Return

AMENDMENT TO THE ZHONGPIN INC.
AMENDED AND RESTATED 2006 EQUITY INCENTIVE PLAN
(Proxy Item 2)

General

On April 21, 2008, our board of directors voted to amend the Zhongpin Inc. Amended and Restated 2006 Equity Incentive Plan (the “Incentive Plan”). The amendment is solely to increase the number of shares authorized for issuance under the Incentive Plan from 1,800,000 shares of common stock to 2,500,000 shares of common stock. The Incentive Plan gives us the ability to grant stock options, SARs and restricted stock (collectively, “Awards”) to employees or consultants of our company or of any subsidiary of our company and to non-employee members of our advisory board or our board of directors or the board of directors of any of our subsidiaries. Our board of directors believes that adoption of the amendment to the Incentive Plan is in the best interests of our company and our stockholders because the ability to grant stock options and make other stock-based awards under the Incentive Plan is an important factor in attracting, stimulating and retaining qualified and distinguished personnel with proven ability and vision to serve as employees, officers, consultants or members of the board of directors or advisory board of our company and our subsidiaries, and to chart our course towards continued growth and financial success. Therefore, our board of directors believes the Incentive Plan will be a key component of our compensation program.

As of April 1, 2008, options to purchase an aggregate of 710,000 shares of our common stock had been granted under the Incentive Plan and a total of 1,090,000 shares of our common stock remained available for future grants under the Incentive Plan. Our proposed amendment to the Incentive Plan would increase to 1,790,000 the shares of common stock remaining available for future issuance.

Summary of the Provisions of the Incentive Plan

The following summary briefly describes the material features of the Incentive Plan and is qualified, in its entirety, by the specific language of the Incentive Plan, a copy of which is attached to this proxy statement as Annex A.

Shares Available

Our board of directors has authorized, subject to stockholder approval, increasing the shares of our common stock available for issuance under the Incentive Plan from 1,800,000 shares to 2,500,000 shares. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the Incentive Plan and to any outstanding Awards. Shares available for Awards under the Incentive Plan may be either newly-issued shares or treasury shares.

In certain circumstances, shares subject to an outstanding Award may again become available for issuance pursuant to other Awards available under the Incentive Plan. For example, shares subject to forfeited, terminated, canceled or expired Awards will again become available for future grants under the Incentive Plan. In addition, shares subject to an Award that are withheld by us to satisfy tax withholding obligations shall also be made available for future grants under the Incentive Plan.

Administration

The Incentive Plan is administered by the Compensation Committee of our board of directors. With respect to the participation of individuals who are subject to Section 16 of the Exchange Act, the Incentive Plan is administered in compliance with the requirements of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Incentive Plan, the Compensation Committee determines the persons to whom grants of options, SARs and shares of restricted stock are to be made, the number of shares of common stock to be covered by each grant and all other terms and conditions of the grant. If an option is granted, the Compensation Committee determines whether the option is an incentive stock option or a nonstatutory stock option, the option’s term, vesting and exercisability, the amount and type of consideration to be paid to our company upon the option’s exercise and the other terms and conditions of the grant. The terms and conditions of restricted stock and SAR Awards are also determined by the Compensation Committee. The Compensation Committee has the responsibility to interpret the Incentive Plan and to make determinations with respect to all Awards granted under the Incentive Plan. All determinations of the Compensation Committee are final and binding on all persons having an interest in the Incentive Plan or in any Award made under the Incentive Plan. The costs and expenses of administering the Incentive Plan are borne by our company.

Eligibility

Eligible individuals include our and our subsidiaries’ employees (including our and our subsidiaries’ officers and directors who are also employees) or consultants whose efforts, in the judgment of the Compensation Committee, are deemed worthy of encouragement to promote our growth and success. Non-employee directors of our board of directors are also eligible to participate in the Incentive Plan. All eligible individuals may receive one or more Awards under the Incentive Plan, upon the terms and conditions set forth in the Incentive Plan. At December 31, 2007, approximately 3,603 individuals were eligible to receive Awards under the Incentive Plan. Of this total, approximately 3,600 individuals were employees and three individuals were non-employee directors. There is no assurance that an otherwise eligible individual will be selected by the Compensation Committee to receive an Award under the Incentive Plan. Because future Awards under the Incentive Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients and other terms of such Awards cannot be determined at this time.

Stock Options and SARs

Under the Incentive Plan, the Compensation Committee is authorized to grant both stock options and SARs. Stock options may be either designated as non-qualified stock options or incentive stock options. Incentive stock options, which are intended to meet the requirements of Section 422 of the Internal Revenue Code such that a participant can receive potentially favorable tax treatment, may only be granted to employees. Therefore, any stock option granted to consultants and non-employee directors are non-qualified stock options. The tax treatment of incentive and non-qualified stock options is generally described later in this summary. SARs may be granted either alone or in tandem with a stock option. A SAR entitles the participant to receive the excess, if any, of the fair market value of a share on the exercise date over the strike price of the SAR. This amount is payable in cash, except that the Compensation Committee may provide in an Award agreement that benefits may be paid in shares of our common stock. In general, if a SAR is granted in tandem with an option, the exercise of the option will cancel the SAR, and the exercise of the SAR will cancel the option. Any shares that are canceled will be made available for future Awards. The Compensation Committee, in its sole discretion, determines the terms and conditions of each stock option and SAR granted under the Incentive Plan, including the grant date, option or strike price (which, in no event, will be less than the par value of a share), whether a SAR is paid in cash or shares, the term of each option or SAR, exercise conditions and restrictions, conditions of forfeitures, and any other terms, conditions and restrictions consistent with the terms of the Incentive Plan, all of which will be evidenced in an individual Award agreement between us and the participant.

Certain limitations apply to incentive stock options and SARs granted in tandem with incentive stock options. The per share exercise price of an incentive stock option may not be less than 100% of the fair market value of a share of our common stock on the date of the option’s grant and the term of any such option shall expire not later than the tenth anniversary of the date of the option’s grant. In addition, the per share exercise price of any option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power or value of all classes of our stock must be at least 110% of the fair market value of a share of our common stock on the date of grant and such option shall expire not later than the fifth anniversary of the date of the option’s grant.

Options and SARs granted under the Incentive Plan become exercisable at such times as may be specified by the Compensation Committee. In general, options and SARs granted to participants become exercisable in five equal annual installments, subject to the optionee’s continued employment or service with us. However, the aggregate value (determined as of the grant date) of the shares subject to incentive stock options that may become exercisable by a participant in any year may not exceed $100,000. If a SAR is granted in tandem with an option, the SAR will become exercisable at the same time or times as the option becomes exercisable.

The maximum term of options and SARs granted under the Incentive Plan is ten years. If any participant terminates employment due to death or disability or retirement, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for one year from the date of termination. In the case of any other termination, the portion of his or her option or SAR Awards that were exercisable at the time of such termination may be exercised for three months from the date of termination. However, if the remainder of the option or SAR term is shorter than the applicable post-termination exercise period, the participant’s rights to exercise the option or SAR will expire at the end of the term. In addition, if a participant’s service terminates due to cause, all rights under an option or SAR will immediately expire, including rights to the exercisable portion of the option or SAR. Shares attributable to an option or SAR that expire without being exercised will be forfeited by the participant and will again be available for Award under the Incentive Plan.

Unless limited by the Compensation Committee in an Award agreement, payment for shares purchased pursuant to an option exercise may be made (i) in cash, check or wire transfer, (ii) subject to the Compensation Committee’s approval, in shares already owned by the participant (including restricted shares held by the participant at least six months prior to the exercise of the option) valued at their fair market value on the date of exercise, or (iii) through broker-assisted cashless exercise procedures.

Restricted Stock

Under the Incentive Plan, the Compensation Committee is also authorized to make Awards of restricted stock. A restricted stock Award entitles the participant to all of the rights of a stockholder of our company, including the right to vote the shares and the right to receive any dividends. However, the Compensation Committee may require the payment of cash dividends to be deferred and if the Compensation Committee so determines, re-invested in additional shares of restricted stock. Before the end of a restricted period and/or lapse of other restrictions established by the Compensation Committee, shares received as restricted stock shall contain a legend restricting their transfer, and may be forfeited (i) in the event of termination of employment, (ii) if our company or the participant does not achieve specified performance goals after the grant date and before the participant’s termination of employment or (iii) upon the failure to achieve other conditions set forth in the Award agreement.

An Award of restricted stock will be evidenced by a written agreement between us and the participant. The Award agreement will specify the number of shares of our common stock subject to the Award, the nature and/or length of the restrictions, the conditions that will result in the automatic and complete forfeiture of the shares and the time and manner in which the restrictions will lapse, subject to the Award holder’s continued employment by us, and any other terms and conditions the Compensation Committee shall impose consistent with the provisions of the Incentive Plan. The Compensation Committee also determines the amount, if any, that the participant shall pay for the shares of restricted stock. However, the participant must be required to pay at least the par value for each share of restricted stock. Upon the lapse of the restrictions, any legends on the shares of our common stock subject to the Award will be re-issued to the participant without such legend.

Unless the Compensation Committee determines otherwise in the Award or other agreement, if a participant terminates employment for any reason, all rights to restricted stock that are then forfeitable will be forfeited. Restricted stock that is forfeited by the participant will again be available for Award under the Incentive Plan.

Fair Market Value

Under the Incentive Plan, fair market value means the fair market value of the shares based upon (i) the closing selling price of a share of our common stock as quoted on the principal national securities exchange on which the stock is traded, if the stock is then traded on a national securities exchange, or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the common stock is not then traded on a national securities exchange.

Transferability Restrictions

Generally and unless otherwise provided in an Award agreement, shares or rights subject to an Award cannot be assigned or transferred other than by will or by the laws of descent and distribution and Awards may be exercised during the participant’s lifetime only by the participant or his or her guardian or legal representative. However, a participant may, if permitted by the Compensation Committee, in its sole discretion, transfer an Award, or any portion thereof, to one or more of the participant’s spouse, children or grandchildren, or may designate in writing a beneficiary to exercise an Award after his or her death.

Termination or Amendment of the Incentive Plan

Unless sooner terminated, no Awards may be granted under the Incentive Plan after January 30, 2016. Our board of directors may amend or terminate the Incentive Plan at any time, but our board of directors may not, without stockholder approval, amend the Incentive Plan to increase the total number of shares of our common stock reserved for issuance of Awards. In addition, any amendment or modification of the Incentive Plan shall be subject to stockholder approval as required by any securities exchange on which our common stock is listed. No amendment or termination may deprive any participant of any rights under Awards previously made under the Incentive Plan.

Summary of Federal Income Tax Consequences of the Incentive Plan

The following summary is intended only as a general guide as to the federal income tax consequences under current United States law with respect to participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Incentive Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

Options and SARs

There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. We similarly do not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment accorded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards

A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock. With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. We generally will be entitled to a deduction for the same amount.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

Our board of directors recommends a vote FOR approval of the proposed amendment to our Amended and Restated 2006 Equity Incentive Plan.

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Proxy Item 3)

On February 22, 2008, the Audit Committee of our board of directors recommended and approved the dismissal of Child Van Wagoner & Bradshaw, PLLC (“CVW&B”) as our independent public accountants, effective upon the filing of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008. CVW&B will complete its procedures regarding our unaudited financial statements for the quarter ended March 31, 2008 and our Quarterly Report on Form 10-Q in which such financial statements are included.

The reports of CVW&B on our consolidated financial statements for the fiscal years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2007 and December 31, 2006, there were no disagreements with CVW&B on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of CVW&B, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on our financial statements for such years. Additionally, there were no disagreements with CVW&B through the date of this proxy statement. During the fiscal years ended December 31, 2007 and December 31, 2006, and through the date of this proxy statement, there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

Also on February 22, 2008, following a selection process, the Audit Committee of our board of directors recommended and approved the selection of BDO Shenzhen Dahua Tiancheng (“BDO Shenzhen”) as our independent public accountants for our fiscal year ending December 31, 2008. BDO Shenzhen’s engagement will commence with the review of our unaudited financial statements for our fiscal quarter ending June 30, 2008.

During the fiscal years ended December 31, 2007 and December 31, 2006, and through the date of this proxy statement, neither we, nor anyone on our behalf, consulted BDO Shenzhen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered with respect to our financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

In the event that ratification of this appointment of independent auditors is not approved by the affirmative vote of a majority of votes cast on the matter, the appointment of our independent auditors will be reconsidered by our board of directors. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of BDO Shenzhen as our independent auditors for the fiscal year ending December 31, 2008.

Representatives of both BDO Shenzhen and CVW&B are expected to attend the annual meeting of stockholders by telephone conference call, and each such representative will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions from stockholders.

Your ratification of the appointment of BDO Shenzhen as our independent auditors for the fiscal year ending December 31, 2008 does not preclude our board of directors from terminating its engagement of BDO Shenzhen and retaining a new independent auditor, if it determines that such an action would be in our best interests.

Audit Fees

Audit Fees

The aggregate fees billed by CVW&B for professional services rendered for the audit of our annual financial statements for the last two fiscal years and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the last two fiscal years was $142,500 and $84,000, respectively.

Audit-Related Fees

We did not engage our principal accountants to provide assurance or related services during the last two fiscal years.

Tax Fees

The aggregate fees billed by our principal accountants for tax compliance, tax advice and tax planning services rendered to us during the last two fiscal years was $11,400 and $11,400, respectively.

All Other Fees

We did not engage our principal accountants to render services to us during the last two fiscal years, other than as reported above.

Pre-Approval Policies and Procedures

The Audit Committee of our board of directors has the sole authority to appoint or replace our independent auditor. Our Audit Committee is directly responsible for the compensation and oversight of the work of our independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Our independent auditor is engaged by, and reports directly to, our Audit Committee.

Our Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, all of which are approved by our board prior to the completion of the audit. Our Audit Committee has complied with the procedures set forth above and all services reported above were approved in accordance with such procedures.

Vote Required and Board of Directors’ Recommendation

Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the annual meeting of stockholders, either in person or by proxy, is required for approval of this proposal.

Our board of directors recommends a vote FOR ratification of the appointment of BDO Shenzhen as our independent auditors for the fiscal year ending December 31, 2008.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for presentation at our 2009 annual meeting of stockholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive offices by January 13, 2009 and comply with the requirements of Rule 14a-8(e) promulgated under the Securities Exchange Act of 1934.

OTHER BUSINESS

Other than as described above, our board of directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

ANNUAL REPORT

Our Annual Report on Form 10-K for the year ended December 31, 2007, including financial statements, is being mailed with this proxy statement. If, for any reason, you do not receive your copy of the Annual Report, please contact Mr. Baoke Ben, Secretary, Zhongpin Inc., 21 Changshe Road, Changge City, Henan Province, People’s Republic of China, and another will be sent to you.

By Order of the Board of Directors,

Xianfu Zhu
Chairman of the Board
Dated: May 12, 2008
Changge City, People’s
Republic of China

ANNEX A

AMENDED AND RESTATED
2006 EQUITY INCENTIVE PLAN
OF ZHONGPIN INC.

SECTION 1. Overview

1.1  Purpose.  The purpose of the Amended and Restated 2006 Equity Incentive Plan (the “Plan”) is to advance and promote the interests of Zhongpin Inc. (the “Corporation”) and its Subsidiaries by providing employees, consultants and advisors of the Corporation or its Subsidiaries with an incentive to achieve corporate objectives, to attract and retain employees, consultants and advisors of outstanding competence and to provide such individuals with an equity interest in the Corporation through the acquisition of Common Stock and by providing for payments to such individuals based on the appreciation in value or value of such Common Stock. The Plan is intended to be construed as an employee benefit plan that satisfies the requirements for exemption from the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, pursuant to the applicable rules promulgated thereunder.

1.2  Definitions. The following definitions are applicable to the Plan:

(a) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of the Code, the laws, rules, regulations and government orders of the United States and the PRC, the rules of any applicable share exchange or national market system, and the laws and the rules of any jurisdiction applicable to Awards granted to residents therein.

(b)  “Award” means Options, Restricted Stock, Stock Appreciation Rights (SARs) or any combination thereof, granted under the Plan.

(c) “Award Agreement” means the written agreement by which an Award shall be evidenced.

(d) “Beneficiary” means the beneficiary or beneficiaries designated in accordance with Section 5.8 hereof to receive the amount, if any, payable under the Plan upon the death of a Participant.

(e) “Board” means the Board of Directors of the Corporation.

(f) “Change in Control” means the occurrence of any of the following (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any person or group; or (ii) a transaction or series of transactions pursuant to which any person or group (other than the Corporation or an affiliate thereof) is or becomes the beneficial owner, directly or indirectly, of more than 50% of the voting shares of the Corporation, including by way of merger, consolidation or otherwise.

(g) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(h) “Committee” means the committee appointed pursuant to Section 1.3 hereof or if no such Committee is appointed, the Board.

(i) “Common Stock” means the common stock, $.001 par value per share, of the Corporation.

(j) “Corporation” means Zhongpin Inc.

(k) “Effective Date” means January 30, 2006.

(l) “Eligible Individual” means any Key Employee, consultant or advisor of the Corporation or any Subsidiary.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended. References to a particular section of, or rule under, the Exchange Act includes references to successor provisions.

(n) “Fair Market Value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the Grant Date and shall mean (i) the closing selling price per share on that date of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing bid price per share last quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange.

(o) “Incentive Stock Option” means an Option to purchase Common Stock that qualifies as an incentive stock option within the meaning of Section 422 of the Code.

(p) “Immediate Family” means, with respect to a particular Participant, the Participant’s spouse, children and grandchildren.

(q) “Key Employee” means any employee of the Corporation or any of its Subsidiaries, including any officer or director who is also an employee, who, in the judgment of the Committee, is considered important to the future of the Corporation. Nothing shall limit the Board from designating all or substantially all employees as eligible for grants.

(r) “Mature Shares” means Shares for which the holder thereof has good title, free and clear of all liens and encumbrances, and which such holder either (i) has held for at least six (6) months or (ii) has purchased from the open market.

(s) “Non-Employee Director” means a member of the Board who qualifies as a “Non-employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(t) “Non-qualified Stock Option” means an Option to purchase Common Stock that does not qualify as an Incentive Stock Option.

(u) “Option” means an Incentive Stock Option or a Non-qualified Stock Option.

(v) “Option Price” means the purchase price per Share of an Option.

(w) “Option Term” means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, in the discretion of the Committee, and consistent with the provisions of the Plan, be extended from time to time.

(x) “Participant” means an Eligible Individual who has been granted an Award or a Permitted Transferee.

(y) “Permitted Transferee” means a person to whom an Award may be transferred or assigned in accordance with Section 5.8 hereof.

(z) “Plan” means this Amended and Restated 2006 Equity Incentive Plan of Zhongpin Inc., as the same may be amended from time to time.

(aa) “PRC” means the People’s Republic of China.

(bb) “Restricted Stock” means Shares which are subject to forfeiture if the Participant does not satisfy the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

(cc) “Restricted Period” means the period of time shares of Restricted Stock are subject to the Restrictions specified in the Award Agreement applicable to such Restricted Stock.

(dd) “Restrictions” means those restrictions and conditions placed upon Restricted Stock as determined by the Board in accordance with Section 4.2 hereof.

(ee) “Rule 16b-3” means Rule 16b-3 of the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

(ff) “SEC” means the Securities and Exchange Commission.

(gg)  “Section 16 Participant” means a Participant who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Corporation.

(hh) “Share” means a share of Common Stock.

(ii) “Stock Appreciation Right” or “SAR” means a right granted under the Plan in connection with an Option, or separately, to receive the appreciation in value of Shares.

(jj) “Subsidiary” means, for purposes of grants of Incentive Stock Options, a corporation as defined in Section 424(f) of the Code (with the Corporation treated as the employer corporation for purposes of this definition) and, for all other purposes, a corporation or other entity with respect to which the Corporation (i) in the case of a corporation, owns, directly or indirectly, fifty percent (50%) or more of the then outstanding common stock or (ii) in the case of any other entity, has a fifty percent (50%) or more ownership interest.

(kk) “10% Owner” means a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than ten percent (10%) of the combined voting power of all classes of capital stock of the Corporation or any Subsidiary where “voting power” means the combined voting power of the then outstanding securities of a corporation entitled to vote generally in the election of directors.

1.3  Administration. The Plan shall be administered by the Committee, which, unless otherwise determined by the Board, shall consist of two or more directors of the Corporation, all of whom qualify as Non Employee Directors. The number of members of the Committee shall from time to time be increased or decreased, and shall be subject to such conditions, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 as then in effect. In the event that the Compensation Committee of the Board (the “Compensation Committee) meets the requirements set forth in this Section 1.3 hereof, such Compensation Committee shall be the Committee hereunder unless otherwise determined by the Board.

A majority of the members of the Committee shall constitute a quorum. The Committee may act at a meeting, including a telephonic meeting, by action of a majority of the members present, or without a meeting by unanimous written consent.

Subject to the express provisions of the Plan, the Committee shall have full and final authority and discretion as follows:

(i) to select the Participants from Eligible Individuals;

(ii) to grant Options and/or Restricted Stock to Participants in such combination and in such amounts as it shall determine and to determine the terms and conditions applicable to each such Award, including the benefit payable under any SAR, and whether or not specific Awards shall be identifiable with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Award;

(iii) to determine the amount, if any, that a Participant shall pay for Restricted Stock, the nature of the Restrictions applicable to the Restricted Stock, and the duration of the Restricted Period applicable to the Restricted Stock;

(iv) to determine the actual amount earned by each Participant with respect to such Awards, the terms and conditions of all Award Agreements (which need not be identical) and with the consent of the Participant, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan, except that consent of the Participant shall not be required for any amendment which (A) does not adversely affect the rights of the Participant or (B) is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any change in applicable law;

(v) to determine consistent with the Code whether an Option that is granted to a Participant is a Non-qualified Stock Option or an Incentive Stock Option, the number of Shares to be covered by each such Option and the time or times when and the manner in which each Option shall be exercisable;

(vi) to amend any Incentive Stock Option with the consent of the Participant so as to make it a Non-qualified Stock Option;

(vii) to cancel, with the consent of the Participant, any outstanding Award(s) and to grant new Award(s) in substitution therefor;

(viii) to grant a SAR in connection with the grant of an Option or separately;

(ix) to accelerate the exercisability (including exercisability within a period of less than one year after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a termination of employment or consultancy;

(x) subject to the provisions of the Plan, to extend the time during which any Award or group of Awards may be exercised;

(xi) to treat all or any portion of any period during which a Participant is on military leave or on an approved leave of absence from the Corporation or a Subsidiary as a period of employment or service of such Participant by the Corporation or any Subsidiary for purposes of accrual of his or her rights under his or her Awards;

(xii) to interpret the Plan and make all determinations necessary or advisable for the administration of the Plan including the establishment, amendment or revocation from time to time of guidelines or regulations for the administration of the Plan, to cause appropriate records to be established, and to take all other actions considered necessary or advisable for the administration of the Plan; and

(xiii) to take any other action with respect to any matters relating to the Plan for which it is responsible.

All decisions, actions or interpretations of the Committee on all matters relating to the Plan or any Award Agreement shall be final, binding and conclusive upon all parties. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.

1.4  Participation. The Committee may, in its discretion, grant Awards to any Eligible Individual, whether or not he or she has previously received an Award. Participation in the Plan shall be limited to those Key Employees, consultants and advisors who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan. No such Eligible Individuals shall at any time have the right to be a Participant unless selected by the Committee pursuant to the Plan. No Participant, having been granted an Award, shall have the right to an additional Award in the future unless such Award is granted by the Committee.

1.5  Maximum number of Shares Available for Awards. Subject to adjustment in accordance with Section 5.2 hereof, the maximum number of Shares for which grants under the Plan shall be available is 2,500,000. In addition, the Committee shall have the authority, in its sole discretion, to grant additional Non--qualified Stock Options to a Participant who exercises an Option and pays the exercise price in Common Stock, in a quantity equal to the number of shares of Common Stock delivered to the Corporation upon such exercise. In the event any Awards granted under the Plan shall be forfeited, terminate or expire, the number of Shares subject to such Award, to the extent of any such forfeiture, termination or expiration, shall thereafter again be available for grant under the Plan. The Common Stock distributed under the Plan may be authorized and unissued shares, shares held in the treasury of the Corporation, or shares purchased on the open market by the Corporation (at such time or times and in such manner as it may determine). The Corporation shall be under no obligation to acquire Common Stock for distribution to Participants before such Common Stock is due and distributable.

1.6 Optional Awards. In the discretion of the Committee, American Depository Shares in an amount equal to the number of Shares that otherwise would be distributed pursuant to an Award may distributed in lieu of Shares in settlement of any Award. If the number of Shares represented by an American Depository Share is other than on a one-to-one basis, the limitations of Section 1.5 shall be adjusted to reflect the distribution of American Depository shares in lieu of Shares. All allotments and issues of Shares will be subject to any necessary consents under Applicable Law and it shall be the responsibility of the Participant to comply with any requirements to be fulfilled in order to obtain or obviate the necessity for any such consent.

1.7 Jurisdictional Considerations. In order to assure the viability of Awards granted to Participants employed in various jurisdictions, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom applicable in the jurisdiction in which the Participant resides or is employed. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements or alternative versions shall increase the Share limitations contained in Section 1.5 of the Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any Applicable Laws.

1.8  General Conditions to Grants. The Grant Date of an Award shall be the date on which the Committee grants the Award or such later date as specified in advance by the Committee. All Awards shall be evidenced by an Award Agreement and any terms and conditions of an Award not set forth in the Plan shall be set forth in the Award Agreement related to that Award or in the Participant’s employment or other agreement with the Corporation or any Subsidiary.

SECTION 2. Options

2.1  Awards of Options. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom Incentive Stock Options or Non-qualified Stock Options, or both, shall be granted and the number of Shares to be granted to each such Eligible Individual; provided, however, that only Key Employees may receive Incentive Stock Options and the aggregate fair market value (determined at the time the Option is granted) of the shares with respect to which any incentive stock options are exercisable for the first time by any Key Employee during any calendar year under all incentive stock option plans of the Corporation and any Subsidiary shall not exceed one hundred thousand dollars ($100,000) or such other limit set forth in Section 422 of the Code (the “Limitations of the Code”). If the aggregate fair market value of such shares exceeds the Limitations of the Code, the excess Shares will be treated as Non-qualified Options under this Plan. In reducing the number of Incentive Stock Options to meet the Limitations of the Code, the most recently granted Incentive Stock Options shall be reduced first. If a reduction of simultaneously granted Options is necessary to meet the Limitations of the Code, the Committee may designate which Shares are to be treated as Shares acquired pursuant to an Incentive Stock Option. In the event that any Incentive Stock Options granted under the Plan fail to meet the requirements for Incentive Stock Options as set forth in the Code, such Incentive Stock Options will be treated as Non-qualified Stock Options under the Plan. In determining the Eligible Individuals who will be granted Options under the Plan, the Committee may consider such individuals’ responsibilities, service, present and future value to the Corporation or any Subsidiary and other factors it considers relevant.

2.2  Terms and Conditions of Options. Except as otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or in an Award Agreement, each Option shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate as set forth in the Award Agreement or the Participant’s employment or other agreement with the Corporation or any Subsidiary:

(a) Option Term. Each Option shall expire on the tenth (10th) anniversary of the Grant Date (or in the case of an Incentive Stock Option granted to a 10% Owner, on the fifth (5th) anniversary of the Grant Date) or on such earlier date as may be specified in the Participant’s Award Agreement or employment or other agreement with the Corporation or any Subsidiary. The Committee may extend such Option Term; provided, however, that (i) such extension shall not in any way disqualify the Option as an Incentive Stock Option and (ii) the Option Term, including any such extensions, shall not exceed ten (10) years.

(b) Option Price. The Option Price per Share shall be determined by the Committee no later than the Grant Date of any Option; provided, however, (i) the Option Price shall not be less than the Fair Market Value of a Share on the Grant Date, and (ii) in the case of an Incentive Stock Option granted to a 10% Owner, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date (but in no event less than the par value of a Share). The Option Price may be denominated in U.S. Dollars, Chinese Renminbi or other local currency as determined by the Committee.

(c) Exercise of Option. The exercisability of an Option shall be determined by the Committee. Subject to acceleration or early expiration as provided elsewhere in the Plan or in a Participant’s employment or other agreement with the Corporation or any Subsidiary, the vesting of any Option granted under the Plan shall be subject to the Participant remaining in the employ of or maintaining a consultancy with the Corporation or any of its Subsidiaries and shall vest (i) in five (5) equal installments of twenty percent (20%) of the amount granted, with the first installment vesting on the December 31st next following the Grant Date and each other installment vesting on each of the next four December 31st dates thereafter or (ii) in such other amounts over such period of time after the Grant Date as the Committee may designate.

(d) Disqualifying Disposition. The Award Agreement shall require any Participant who is granted an Incentive Stock Option to notify the Corporation of any disposition of such Shares issued upon the exercise of such Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) (a “Disqualifying Disposition”) within ten (10) business days after such Disqualifying Disposition.

(e)  Payment of Purchase Price upon Exercise. The purchase price as to which an Option shall be exercised shall be paid to the Corporation at the time of exercise either (i) in cash, certified check or wire transfer denominated in U.S. Dollars, Chinese Renminbi or other local currency, (ii) in such other consideration as the Committee deems appropriate, including, but not limited to, loans from the Corporation or a third party, (iii) subject to the approval of the Committee, in Mature Shares already owned by the Participant having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash (denominated in U.S. Dollars, Chinese Renminbi or other local currency) and Mature Shares having a total fair market value, as so determined, equal to the purchase price, (iv) subject to the approval of the Committee, in its sole discretion, by delivering a properly executed exercise notice in a form approved by the Committee, together with an irrevocable notice of exercise and irrevocable instructions to a broker to promptly deliver to the Corporation the amount of applicable sale or loan proceeds sufficient to pay the purchase price for such Shares, together with the amount of federal, state and local withholding taxes payable by Participant by reason of such exercise, or (v) a combination of the foregoing.

(f)  Exercise in the Event of Termination. Unless otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i) Upon Termination For Any Reason Other Than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her Options, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier and any portion of any Option granted hereunder that is not vested and exercisable as of the date of the Participant’s termination of employment shall automatically expire and be forfeited as of such date of termination.

(ii) Upon Termination Due to Death. In the event a Participant’s employment or consultancy shall terminate by reason of his or her death, such Participant’s Beneficiary, heirs or estate may exercise his or her Options, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant’s death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any portion of any Option granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death.

(g)  Transferability of Stock Options. No Option granted under the Plan shall be transferable other than by will or by the laws of descent and distribution of the jurisdiction wherein the Participant is domiciled at the time of his or her death, and during the lifetime of the Participant, shall be exercisable only by the Participant or his or her guardian or legal representative.

(h) Investment Representation. Each Award Agreement for an Option shall provide (or be deemed to provide) that, upon demand by the Committee for such a representation, the Participant (or any person acting under Subsection 2.2(e) hereof) shall deliver to the Committee, at the time of any exercise of an Option or portion thereof, a written representation that the Shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any Common Stock issued upon exercise of an Option and prior to the expiration of the Option Term shall be a condition precedent to the right of the Participant or such other person to purchase any Common Stock. In the event certificates for Common Stock are delivered under the Plan with respect to which such an investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representations and to restrict transfer in the absence of compliance with applicable federal, state or other governmental securities laws.

(i) Participants to Have No Rights as Shareholders. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her Option prior to the date of issuance to him or her of such Common Stock.

(j)  Other Option Provisions. The Committee may require a Participant to agree, as a condition to receiving an Option under the Plan, that part or all of any Options previously granted to such Participant under the Plan or any prior plan of the Corporation be terminated.

2.3 Exercise of Options. An Option shall be exercised by the delivery to the Corporation during the Option Term of (x) written notice of intent to purchase a specific number of Shares subject to the Option and (y) payment in full of the Option Price of such specific number of Shares.

SECTION 3. Stock Appreciation Rights

3.1 Award of Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee shall determine and designate from time to time those Eligible Individuals to whom SARs shall be granted and the number of Shares to be granted to each such Eligible Individual. When granted, SARS may, but need not, be identified with a specific Option (including any Option granted on or before the Grant Date of the SARs) in a number equal to or different from the number of SARs so granted. If SARs are identified with Shares subject to an Option, then, unless otherwise provided in the applicable Award Agreement, the Participant’s associated SARs shall terminate upon (x) the expiration, termination, forfeiture or cancellation of such Option, or (y) the exercise of such Option.

3.2 Strike Price.  The strike price (“Strike Price”) of any SAR shall equal, for any SAR that is identified with an Option, the Option Price of such Option, or for any other SAR, 100% of the Fair Market Value of a Share on the Grant Date of such SAR; except that the Committee may (x) specify a higher Strike Price in the Award Agreement or (y) provide that the benefit payable upon exercise of any SAR shall not exceed a percentage of Fair Market Value of a Share on such Grant Date as the Committee shall specify.

3.3 Vesting of SARs. Unless otherwise specified in the applicable Award Agreement or in the Participant’s employment or other agreement with the Corporation or any Subsidiary, (x) each SAR not identified with any other Award shall become exercisable with respect to 20% of the Shares subject thereto on each of the first five December 31st dates following the Grant Date of such SAR or in such other amounts and over such other time period as may be determined by the Committee and (y) each SAR which is identified with any other Award shall become exercisable as and to the extent that the Option with which such SAR is identified may be exercised.

3.4 Exercise of SARs. SARs shall be exercised by delivery to the Corporation of written notice of intent to exercise a specific number of SARs. Unless otherwise provided in the applicable Award Agreement or a Participant’s employment or other agreement with the Corporation or any Subsidiary, the exercise of SARs that are identified with Shares subject to an Option shall result in the cancellation or forfeiture of such Option, to the extent of such exercise and any such Shares so canceled or forfeited shall not thereafter again become available for grant under the Plan. The benefit for each SAR shall be equal to (x) the Fair Market Value of the Share on the date of such exercise, minus (y) the Strike Price of such SAR. Such benefit shall be payable in cash (subject to applicable withholding), except that the Committee may provide in the applicable Award Agreement that benefits may be paid wholly or partly in Shares.

3.5 No Rights as Shareholders. No Participant shall have any rights as a shareholder with respect to any Common Stock subject to his or her SAR.

3.6 Exercise in the Event of Termination. Unless otherwise provided in a Participant’s employment or other agreement with the Corporation or any Subsidiary or Award Agreement, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i) Upon Termination For Any Reason Other Than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary shall terminate for any reason other than by reason of his or her death, such Participant may exercise his or her SARs, to the extent that such Participant shall have been entitled to do so on the date of such termination, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) three (3) months after the date of such termination, whichever date is earlier, and any SARs granted hereunder that are not vested and exercisable as of the date of the Participant’s termination of employment shall automatically expire and be forfeited as of such date of termination.

(ii) Upon Termination Due to Death. In the event a Participant’s employment or consultancy shall terminate by reason of his or her death, such Participant’s Beneficiary, heirs or estate may exercise his or her SARs, to the extent that such Participant, if such Participant had not died, would have been entitled to do so within the calendar year following such Participant’s death, at any time, or from time to time, but not later than (x) the expiration date specified in Subsection 2.2(a) hereof or (y) one year after the date of death, whichever is earlier and any SARs granted hereunder that would not have vested and been exercisable within the calendar year following such Participant’s death if such Participant had not died shall automatically expire and be forfeited as of the date of such Participant’s death.

SECTION 4. Restricted Stock

4.1  Awards of Restricted Stock. Restricted Stock awarded under the Plan shall be subject to certain Restrictions as provided below. All Restrictions imposed on any such Award of Restricted Stock shall be made by and at the discretion of the Committee, subject to the provisions of the Plan, and are binding on the Corporation and the Participants, their Beneficiaries and legal representatives.

4.2  Restricted Period/Restrictions. At the time each Award of Restricted Stock is granted, the Committee (i) shall establish a Restricted Period within which Restricted Stock awarded to the Participants may not be sold, assigned, transferred, made subject to gift, or otherwise disposed of, mortgaged, pledged or otherwise encumbered, if any and (ii) may impose such other Restrictions on any Restricted Stock as it may deem advisable.

4.3  Rights as Stockholders. Except for the conditions outlined in Section 4.2 hereof, and the forfeiture conditions described in Section 4.5 hereof, each Participant shall have all rights of a holder of Common Stock, including the right to receive all dividends or other distributions made or paid in respect of such Shares and the right to vote such Shares at regular or special meetings of the stockholders of the Corporation.

4.4  Delivery of Shares. The certificates for any Restricted Stock awarded to an Eligible Individual under the Plan shall be held (together with a stock power executed in blank by the Eligible Individual) in escrow by the Secretary of the Corporation under the Participant’s name in an account maintained by the Corporation until such Shares of Restricted Stock become nonforfeitable or are forfeited. At the conclusion of the Restricted Period or the expiration or attainment of such other Restrictions imposed on any Restricted Stock granted to a Participant, or upon the prior approval of the Committee as described in Section 4.5 hereof, and subject to the satisfaction of the Corporation’s withholding obligations described in Section 5.7 hereof, certificates representing such Shares of Restricted Stock shall be delivered to the Participant, or the Beneficiary or legal representative of the Participant, free of the Restrictions set forth in the Award Agreement pursuant to Section 4.2 hereof.

4.5  Termination of a Participant’s Employment or Consultancy. Unless otherwise provided in the Award Agreement or in the Participant’s employment or other agreement with the Corporation or any Subsidiary, the following provisions shall apply upon termination of a Participant’s employment or consultancy with the Corporation or any Subsidiary:

(i) Upon Termination for any Reason other than Due to Death. If a Participant’s employment or consultancy with the Corporation or any Subsidiary is terminated, except termination due to death, all Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions will be forfeited and become the property of the Corporation on the date of such termination. However, the Committee may, if it, in its sole discretion, determines that the circumstances warrant such action, approve the release of all or any part of the Restricted Stock that would otherwise be forfeited pursuant to this Section, upon such conditions as it shall determine.

(ii) Upon Termination Due to Death. If a Participant’s employment or consultancy with the Corporation or a Subsidiary is terminated due to death, all Shares of Restricted Stock awarded under the Plan which are then subject to a Restricted Period or other Restrictions and which would have been released, if the Participant had not died, within the calendar year following the Participant’s death shall be released on the date of such termination as if with respect to such Shares the Restricted Period had ended and the other Restrictions had lapsed and certificates representing such Shares of Restricted Stock shall be delivered to the Participant’s Beneficiary or legal representative free from such Restrictions as soon as practicable following such termination and all other Shares of Restricted Stock that would not have been released, if the Participant had not died, within the calendar year following the Participant’s death will be forfeited and become the property of the Corporation on the date of such termination.

4.6  Section 83(b) Elections. A Participant who files an election permitted under Section 83(b) of the Code with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to a Restricted Period or other Restrictions shall notify the Corporation of such election within ten (10) days of making such election and promptly furnish the Corporation with a copy of such election, together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

SECTION 5. General Provisions

5.1  General Creditor Status. Participants shall have no right, title or interest whatsoever in or to any investments which the Corporation may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Corporation and any Participant, Beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan; provided, however, that in its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or pay cash; provided, further, however, that, unless the Committee otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan.

5.2  Certain Adjustments to Shares. In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, spin-off, split-off, merger, consolidation, stock split, reverse stock split, combination or exchange of shares, or any rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock of or by the Corporation, the number and kind of Shares available for Awards under the Plan and the number and kind of Shares subject to a Restricted Period or other Restrictions or subject to Options in outstanding Awards and the Option Price or purchase price per Share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participants hereunder. Any adjustment of an Incentive Stock Option pursuant to this Section shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, unless the holder of such Option shall agree otherwise. The Committee shall give notice to each Participant of any adjustment made pursuant to this Section and, upon notice, such adjustment shall be effective and binding for all purposes of the Plan.

5.3  Successor Corporation. The obligations of the Corporation under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Corporation, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Corporation. The Corporation agrees that it will make appropriate provision for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

5.4  No Claim or Right Under the Plan. Neither the Plan nor any action taken thereunder shall be construed as giving any employee, consultant or advisor any right to be retained in the employ of or by the Corporation.

5.5  Awards Not Treated as Compensation Under Benefit Plans.  No Award shall be considered as compensation under any employee benefit plan of the Corporation, except as specifically provided in any such plan or as otherwise determined by the Board.

5.6  Listing and Qualification of Common Stock. The Corporation, in its discretion, may postpone the issuance or delivery of Common Stock upon any exercise of an Option or pursuant to an Award of Restricted Stock until completion of such stock exchange listing or other qualification of such shares under any state, federal or other governmental law, rule or regulation as the Corporation may consider appropriate, and may require any Participant, Beneficiary or legal representative to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares in compliance with applicable laws, rules and regulations.

5.7  Withholding Taxes. The Corporation may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld, including, without limitation, taxes required to be withheld under the tax laws, rules and regulations and governmental orders of PRC, with respect to Awards granted pursuant to the Plan, including, but not limited to, (i) accepting a remittance from the Participant in cash, or in the Committee’s discretion in Mature Shares (ii) deducting the amount required to be withheld from any other amount then or thereafter payable by the Corporation or Subsidiary to a Participant, Beneficiary or legal representative or from any Shares due to the Participant under the Plan, (iii) requiring a Participant, Beneficiary or legal representative to pay to the Corporation the amount required to be withheld as a condition of releasing Common Stock or (iv) any combination of the foregoing. In addition, subject to such rules and regulations as the Committee shall from time to time establish, Participants shall be permitted to satisfy federal, state and local taxes, if any, imposed upon the payment of Awards in Common Stock at a rate up to such Participant’s maximum marginal tax rate with respect to each such tax by (i) irrevocably electing to have the Corporation deduct from the number of Shares otherwise deliverable in payment of an Award such number of Shares as shall have a value equal to the amount of tax to be withheld, (ii) delivering to the Corporation such portion of the Common Stock delivered in payment of the Award as shall have a value equal to the amount of tax to be withheld, or (iii) delivering to the Corporation such number of Mature Shares or combination of Mature Shares and cash as shall have a value equal to the amount of tax to be withheld.

5.8  Non-transferability/Designation and Change of Beneficiary.

(a) An Award granted hereunder shall not be assignable or transferable other than by will or by the laws of descent and distribution of the jurisdiction wherein the Participant is domiciled at the time of his or her death and may be exercised during the Participant’s lifetime only by the Participant or his or her guardian or legal representative.

(b)  Each Participant shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the amount, if any, payable under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt.

5.9  Payments to Persons Other Than A Participant. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Corporation, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Corporation therefor.

5.10 Designated Participants.

(a) If the Committee determines in its sole discretion that an appointment is necessary or desirable to comply with the regulatory requirements in the PRC, it may appoint the Corporation, a Subsidiary or any other institution or organization registered outside of the PRC (a “Trustee”) to hold the interest and exercise the rights granted under the Plan of any Participant (a “Designated Participant”) who either is a national of and ordinarily resident in the PRC or is otherwise designated by the Committee as a Designated Participant. In relation to any such appointment, the Trustee will undertake to do the following for and on behalf of the Designated Participant, subject at all times to the Committee’s supervision:

(i) execute the relevant Award Agreement with the Corporation;

(ii) hold the Award (a “Designated Award”) for the benefit of the Designated Participant;

(iii) take such actions as the Designated Participant may instruct from time to time in connection with the Designated Award or otherwise in relation to the Designated Participant’s beneficial interest under the Plan or under the Award Agreement, including taking such actions as may be necessary to exercise the Designated Award under the terms of Section 2.2(c) of the Plan and making payment under the terms of Section 2.2(e) of the Plan; and

(iv) after deducting its costs, fees and expenses as contemplated under subsection 5.10(d), hold, or at the Designated Participant’s direction remit to the Designated Participant, the net proceeds of sales or other transactions involving the Designated Award or, as applicable, shares of Common Stock underlying such Award.

(b) Without limiting the scope of its authorities under Section 2.1 or any other provision of the Plan, the Committee may at any time impose restrictions on the method of exercise of a Designated Award, such that upon exercise of the Designated Award, the Designated Participant (or the Trustee acting on the Designated Participant’s behalf) does not receive Shares and receives solely cash, in the amount and denomination determined under Section 2.2(e).

(c) An appointment of a Trustee pursuant to the terms of this Section to hold the interest and exercise the rights for the benefit of the Designated Participant shall terminate at such time as the Committee determines in its sole discretion that such appointment is no longer necessary or desirable in order to comply with regulatory requirements in the PRC.

(d) The Trustee may deduct from the proceeds of sales or other transactions involving the Designated Award or, as applicable, Shares underlying such Award, any costs, fees and expenses of the Trustee in relation to its appointment under this Section. The Trustee will, under no circumstances, otherwise require the Designated Participant to compensate it for any of its costs, fees, expenses or losses.

5.11  No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Corporation shall indemnify and hold harmless each employee, officer or director of the Corporation to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith. The indemnification provided for in this Section 5.11 shall be in addition to any rights of indemnification such Committee member has as a director or officer pursuant to law, under the Certificate of Incorporation or By-Laws of the Corporation.

5.12  Amendment or Termination. Except as to matters that in the opinion of the Corporation’s legal counsel require stockholder approval, any provision of the Plan may be modified as to a Participant by an individual agreement approved by the Committee. The Board may, with prospective or retroactive effect, amend, suspend or terminate the Plan or any portion thereof at any time; provided, however, that (i) no amendment that would materially increase the cost of the Plan to the Corporation may be made by the Board without the approval of the stockholders of the Corporation and (ii) no amendment, suspension or termination of the Plan shall deprive any Participant of any rights to Awards previously made under the Plan without his or her written consent. Subject to earlier termination pursuant to the provisions of this Section, and unless the stockholders of the Corporation shall have approved an extension of the Plan beyond such date, the Plan shall terminate and no further Awards shall be made under the Plan after the tenth (10th) anniversary of the Effective Date of the Plan.

5.13  Unfunded Plan. The Plan is intended to constitute an unfunded deferred compensation arrangement.

5.14 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of law thereof.

5.15 Non-uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards whether or not such persons are similarly situated. Without limiting the generality of the foregoing, the Committee shall be entitled, to enter into non-uniform and selective Award Agreements as to (a) the identity of the Participant, (b) the terms and provisions of Awards, and (c) the treatment of termination of employment or consultancies.

5.16 No Illegal Transactions. The Plan and all Awards granted pursuant to it are subject to all applicable laws and regulations. Notwithstanding any provision of the Plan or any Award, Participants shall not be entitled to exercise or receive benefits under, any Award, and the Corporation shall not be obligated to deliver any Shares or deliver any benefits to a Participant, if such exercise or delivery would constitute a violation by the Participant or the Corporation of any applicable law or regulation.

5.17 Severability.  If any part of the Plan is declared by any court of governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section to the fullest extent possible while remaining lawful and valid.

☒	Votes must be indicated (x) in Black or Blue ink.	Mark, Sign, Date and Return The Proxy Card Promptly Using the Enclosed Envelope.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1. Election of Directors
Nominees:	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01 Xianfu Zhu, as a Director	☐	☐	☐	04 Raymond Leal, as a Director	☐	☐	☐	2.	Approve and ratify an amendment to our Amended and Restated 2006 Equity Incentive Plan to increase the number of shares of our common stock issuable thereunder by 700,000 shares.	☐	☐	☐
	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
02 Baoke Ben, as a Director	☐	☐	☐	05 Yaoguo Pan, as a Director	☐	☐	☐	3.	Ratify the appointment of BDO Shenzhen Dahua Taincheng CPAs, independent registered public accountants, as the Comapny's Independent Auditors for the fiscal year ending December 31, 2008.	☐	☐	☐
	FOR	AGAINST	ABSTAIN
03 Min Chen, as a Director	☐	☐	☐						Mark box at right if you wish to give a discretionary proxy to Messrs. Xianfu Zhu and Baoke Ben.		☐

PLEASE VOTE, DATE AND SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature	Signature	Date
Please sign this Proxy exactly as your name(s) appear(s) on the books of the transfer agent. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

  FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING,
BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET http://www.eproxy.com/hogs Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	TELEPHONE 1-866-580-9477 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLinkSMfor fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect®at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

ZHONGPIN INC.
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, a holder of record on April 28, 2008 of Common Stock or Series A Convertible Preferred Stock of Zhongpin Inc., hereby revokes all other proxies and appoints Messrs. Xianfu Zhu and Baoke Ben, each with full power of substitution, as proxy for the undersigned, to attend the Annual Meeting of Stockholders of Zhongpin Inc. (the “Meeting”), and at any adjournment or postponement thereof, to cast in behalf of the undersigned all votes that the undersigned is entitled to cast in respect of the Common Stock or Series A Convertible Preferred Stock registered in the name of the undersigned at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned as if personally present at the Meeting.

This Proxy, when properly signed and dated, will be voted in the manner directed as specified by the undersigned, but if no specification is made, the Proxy will be voted FOR items 1 through 3, and will be voted in the discretion of Messrs. Xianfu Zhu and Baoke Ben on any other matters that may properly come before the Meeting or any adjournment or postponement thereof. A detailed explanation of the resolution within each of the items listed has been included with this Proxy.

This form of Proxy must be signed by you or your attorney duly authorized in writing or, in the case of a corporation, must either be under its common seal or under the hand of an officer or attorney duly authorized.

In order to be valid, this form of Proxy with the power of attorney or other authority, if any, under which it is signed, must be deposited with the transfer agent no later than 4:00 p.m., New York time, on June 24, 2008 in order to be counted in the Annual Meeting on June 26, 2008. You may also vote your shares in person at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

  FOLD AND DETACH HERE

TO THE HOLDERS OF
COMMON STOCK AND
SERIES A CONVERTIBLE
PREFERRED STOCK OF

ZHONGPIN INC.

BNY Mellon Shareowner Services (the “transfer agent”) has received the advice that the Annual Meeting of Stockholders of Zhongpin Inc. will be held in Beijing, China on June 26, 2008 at 10:00 a.m. (Beijing time), for the purposes set forth in the enclosed Notice of Meeting.

If you are desirous of having Messrs. Xianfu Zhu and Baoke Ben, each with full power of substitution, to vote your shares of Common Stock or Series A Convertible Preferred Stock for or against the Resolutions to be proposed, or any of them, at the Meeting, kindly execute and forward to The Bank of New York the attached Proxy. The enclosed postage paid envelope is provided for this purpose. This Proxy should be executed in such manner as to show clearly whether you desire the Chairman of the Meeting to vote for or against the Resolutions or any of them, as the case may be. The Proxy MUST be forwarded in sufficient time to reach the transfer agent before 4:00 p.m., New York time, on June 24, 2008. Only the registered holders of record at the close of business on April 28, 2008 will be entitled to execute the Proxy.

BNY Mellon Shareowner Services

Dated: May 12, 2008